Securities, 424I - Securities, 424I: 1	Oct. 01, 2026 USD ($)
Securities, 424I Table
Security Class Title	GraniteShares Platinum Shares
Aggregate Sales Price	$ 158,031,123.59
Aggregate Redeemed or Repurchased, FY	70,659,464.38
Aggregate Redeemed or Repurchased, Prior FY	0.00
Redemption Credits	0.00
Net Sales	$ 87,371,659.21
Fee Rate	0.0087%
Amount of Registration Fee	$ 7,601.33